                                                                    EXHIBIT 99.2

                                    FORM OF
                             LETTER OF TRANSMITTAL

                       PUBLIC SERVICE COMPANY OF COLORADO

                             OFFER TO EXCHANGE ITS
          4.875% FIRST COLLATERAL TRUST BONDS, SERIES NO. 12 DUE 2013
                 (REGISTERED UNDER THE SECURITIES ACT OF 1933)
                       FOR ANY AND ALL OF ITS OUTSTANDING
          4.875% FIRST COLLATERAL TRUST BONDS, SERIES NO. 11 DUE 2013
                           PURSUANT TO THE PROSPECTUS
                           DATED             , 200

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
                                     TIME,
         ON           , 200  , UNLESS EXTENDED (THE "EXPIRATION DATE").

                             The Exchange Agent Is:
                      U.S. BANK TRUST NATIONAL ASSOCIATION

                      By mail, overnight delivery or hand:

            U.S. BANK TRUST NATIONAL ASSOCIATION, AS EXCHANGE AGENT
                            CORPORATE TRUST SERVICES
                               180 E. 5TH STREET
                               ST. PAUL, MN 55101
                         ATTENTION: SPECIALIZED FINANCE
               PUBLIC SERVICE COMPANY OF COLORADO EXCHANGE OFFER

                                 By facsimile:
                              Fax: (651) 244-1537
                         Attention: Specialized Finance
               Public Service Company of Colorado Exchange Offer

                             Confirm by telephone:
                                 (800) 934-6802

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT AT AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROSPECTUS DATED
               , 200 (THE "PROSPECTUS") OF PUBLIC SERVICE COMPANY OF COLORADO (THE "COMPANY"), AND THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL"), WHICH TOGETHER DESCRIBE THE COMPANY'S OFFER (THE "EXCHANGE OFFER") TO EXCHANGE ITS 4.875% FIRST COLLATERAL TRUST BONDS, SERIES NO. 12 DUE 2013 (THE "EXCHANGE FIRST COLLATERAL TRUST BONDS"), WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), FOR EACH OF ITS OUTSTANDING 4.875% FIRST COLLATERAL TRUST BONDS, SERIES NO. 11 DUE 2013 ISSUED ON MARCH 14, 2003 (THE "ORIGINAL FIRST COLLATERAL TRUST BONDS") FROM THE HOLDERS THEREOF.

     THE TERMS OF THE EXCHANGE FIRST COLLATERAL TRUST BONDS ARE IDENTICAL IN ALL MATERIAL RESPECTS (INCLUDING PRINCIPAL AMOUNT, INTEREST RATE AND MATURITY) TO THE TERMS OF THE ORIGINAL FIRST COLLATERAL TRUST BONDS FOR WHICH THEY MAY BE EXCHANGED PURSUANT TO THE EXCHANGE OFFER, EXCEPT THAT THE EXCHANGE FIRST COLLATERAL TRUST BONDS ARE FREELY TRANSFERABLE BY HOLDERS THEREOF (EXCEPT AS PROVIDED HEREIN OR IN THE PROSPECTUS).

     CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE SAME MEANING GIVEN THEM IN THE PROSPECTUS.

     CONTACT YOUR BANK OR BROKER TO ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                            PLEASE READ THIS ENTIRE
                    LETTER OF TRANSMITTAL AND THE PROSPECTUS
                  CAREFULLY BEFORE COMPLETING THE SPACES BELOW

     List below the Original First Collateral Trust Bonds to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.
         DESCRIPTION OF ORIGINAL FIRST COLLATERAL TRUST BONDS TENDERED

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            AMOUNT OF ORIGINAL
                                                                                       AGGREGATE AMOUNT      FIRST COLLATERAL
                                                                                         OF ORIGINAL       TRUST BONDS TENDERED
             NAME(S) AND ADDRESSES OF HOLDER(S)                   CERTIFICATE          FIRST COLLATERAL     (IF LESS THAN ALL
                 (PLEASE FILL IN, IF BLANK)                        NUMBER(S)*            TRUST BONDS           TENDERED)**
-------------------------------------------------------------------------------------------------------------------------------

                                                              ---------------------------------------------------------------

                                                              ---------------------------------------------------------------

                                                              ---------------------------------------------------------------

                                                              ---------------------------------------------------------------

                                                              ---------------------------------------------------------------

                                                              ---------------------------------------------------------------
                                                             TOTAL AMOUNT TENDERED
-------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.

 ** Original First Collateral Trust Bonds may be tendered only in increments of
    $1,000, provided that if any Original First Collateral Trust Bonds are tendered for exchange in part, the untendered amount thereof must be in increments of $1,000. All Original First Collateral Trust Bonds held shall be deemed tendered unless a lesser number is specified in this column.
--------------------------------------------------------------------------------

     Holders of Original First Collateral Trust Bonds whose Original First Collateral Trust Bonds are not immediately available or who cannot deliver their Original First Collateral Trust Bonds all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original First Collateral Trust Bonds according to the guaranteed delivery procedures set forth in the Prospectus.

     Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Original First Collateral Trust Bonds are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Original First Collateral Trust Bonds are held of record by The Depository Trust Company ("DTC").

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL FIRST COLLATERAL TRUST BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered holders(s)
     ---------------------------------------------------------------------------

     Name of Institution which Guaranteed Delivery
     ------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
     -------------------------------------------------------------------

     If Delivered by Book-Entry Transfer:

     Name of Tendering Institution
     ---------------------------------------------------------------------------

     DTC Account Number
     ---------------------------------------------------------------------------

     Transaction Code Number
     ---------------------------------------------------------------------------

[ ] CHECK HERE IF EXCHANGE FIRST COLLATERAL TRUST BONDS ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:

     Name
     ---------------------------------------------------------------------------

     Address
     ---------------------------------------------------------------------------

[ ] CHECK HERE IF EXCHANGE FIRST COLLATERAL TRUST BONDS ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

     Name
     ---------------------------------------------------------------------------

     Address
     ---------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL FIRST COLLATERAL TRUST BONDS FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR
     OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

     Name
     ---------------------------------------------------------------------------

     Address
     ---------------------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange First Collateral Trust Bonds. If the undersigned is a broker-dealer holding Original First Collateral Trust Bonds acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange First Collateral Trust Bonds received in respect of such Original First Collateral Trust Bonds pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Original First Collateral Trust Bonds acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the Exchange First Collateral Trust Bonds to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Original First Collateral Trust Bonds from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Public Service Company of Colorado, a Colorado corporation (the "Company"), the above described aggregate principal amount of the Company's 4.875% First Collateral Trust Bonds Series No. 11, due 2013 (the "Original First Collateral Trust Bonds") in exchange for like 4.875% First Collateral Trust Bonds, Series No. 12 due 2013 (the "Exchange First Collateral Trust Bonds") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the
conditions set forth in the Prospectus dated           , 200  (as the same may
be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Original First Collateral Trust Bonds tendered in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original First Collateral Trust Bonds as are being tendered in accordance herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) to cause the Original First Collateral Trust Bonds to be assigned, transferred and exchanged.

     The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, sell, assign and transfer the Original First Collateral Trust Bonds and to acquire Exchange First Collateral Trust Bonds issuable upon the exchange of such tendered Original First Collateral Trust Bonds, and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original First Collateral Trust Bonds or transfer ownership of such Original First Collateral Trust Bonds on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Original First Collateral Trust Bonds by the Company and the issuance of the Exchange First Collateral Trust Bonds, Series No. 12 in exchange therefor shall constitute full performance by the Company of its obligations under the Registration Rights Agreement dated March 14, 2003, by and among the Company and the initial purchasers of the Original First Collateral Trust Bonds (the "Registration Rights Agreement") and that the Company will have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     If any tendered Original First Collateral Trust Bonds are not exchanged pursuant to the Exchange Offer for any reason, the Original First Collateral Trust Bonds not exchanged will be returned or, in the case of Original First Collateral Trust Bonds tendered by book-entry transfer, such Original First Collateral Trust Bonds will be credited to an account maintained at DTC, without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Original First Collateral Trust Bonds pursuant to any one of the procedures described in "The Exchange
Offer -- Procedures for Tendering" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Original First Collateral Trust Bonds, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original First Collateral Trust Bonds tendered by the undersigned.

     By tendering Original First Collateral Trust Bonds and executing this Letter of Transmittal, the undersigned hereby represents and agrees that:

     (i) the undersigned is not an "affiliate" of the Company (as defined in Rule 405 under the Securities Act),

     (ii) any Exchange First Collateral Trust Bonds to be received by the undersigned are being acquired in the ordinary course of its business and the undersigned received the Original First Collateral Trust Bonds being tendered for exchange in the ordinary course of its business,

     (iii) if the undersigned is not a broker-dealer, the undersigned or the person receiving the Exchange First Collateral Trust Bonds is not engaged in, does not intend to engage in and has no arrangement or understanding with any person to engage in a distribution (within the meaning of the Securities Act) of Exchange First Collateral Trust Bonds to be received in the Exchange Offer, and

     (iv) the undersigned is not a broker-dealer tendering Original First Collateral Trust Bonds acquired directly from the Company.

     If any holder of Original First Collateral Trust Bonds is an affiliate of the Company or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange First Collateral Trust Bonds to be acquired pursuant to the Exchange Offer, such holder (i) may not rely on certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties relating to exchange offers and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

     By tendering Original First Collateral Trust Bonds pursuant to the Exchange Offer, a holder of Original First Collateral Trust Bonds who is a broker-dealer represents and agrees that (a) such Original First Collateral Trust Bonds held by the broker-dealer are held only as a nominee, or (b) such Original First Collateral Trust Bonds were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange First Collateral Trust Bonds (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

     The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus may be used by a broker-dealer who acquired Original First Collateral Trust Bonds for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer") in connection with resales of Exchange First Collateral Trust Bonds received in exchange for such Original First Collateral Trust Bonds, for a period ending 210 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange First Collateral Trust Bonds have been disposed of by such Participating Broker-Dealer. However, a Participating Broker-Dealer who intends to use the Prospectus in connection with the resale of Exchange First Collateral Trust Bonds received in exchange for Original First Collateral Trust Bonds pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided herein for that purpose or may be delivered to the Exchange Agent at the address set forth on the cover page of this Letter of Transmittal. In that regard, each Participating Broker-Dealer, by tendering such Original First Collateral Trust Bonds, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange First Collateral Trust Bonds pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange First Collateral Trust Bonds may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange First Collateral Trust Bonds, it shall extend the 210-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange First Collateral Trust Bonds by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-

Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange First Collateral Trust Bonds or to and including the date on which the Company has given notice that the sale of Exchange First Collateral Trust Bonds may be resumed, as the case may be.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     THE UNDERSIGNED, BY COMPLETING THE SECTION TITLED "DESCRIPTION OF ORIGINAL FIRST COLLATERAL TRUST BONDS TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO BE TENDERING THE ORIGINAL FIRST COLLATERAL TRUST BONDS IN THE AMOUNT SET FORTH IN SUCH SECTION.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange First Collateral Trust Bonds be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original First Collateral Trust Bonds, the undersigned hereby directs that such Exchange First Collateral Trust Bonds be credited to the DTC account of the DTC participant in whose name the Original First Collateral Trust Bonds are registered. Unless otherwise indicated under "Special Delivery Instructions," please deliver certificates evidencing Exchange First Collateral Trust Bonds to the undersigned at the address shown below the undersigned's signature.

                         TENDERING HOLDER(S) SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

     Must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Original First Collateral Trust Bonds being tendered or on a security position listing or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Exchange Agent to comply with the restrictions on transfer applicable to the Original First Collateral Trust Bonds). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 3.
--------------------------------------------------------------------------------
(SIGNATURE(S) OF HOLDER(S))
Date
------------------------, 200
Name(s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(PLEASE PRINT)

Capacity (full title)
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
                                                   (INCLUDE ZIP CODE)
Area Code and Telephone Number
--------------------------------------------------------------------------------
Tax Identification or Social Security Number(s)
-------------------------------------------------------------------

                                       GUARANTEE OF SIGNATURE(S)
                                   (IF REQUIRED -- SEE INSTRUCTION 3)
Authorized Signature
--------------------------------------------------------------------------------
Dated
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
Capacity or Title
--------------------------------------------------------------------------------
Name of Firm
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
                                                   (INCLUDE ZIP CODE)
Area Code and Telephone Number
--------------------------------------------------------------------------------

----------------------------------------------------------------
                 SPECIAL ISSUANCE INSTRUCTIONS
                   (SEE INSTRUCTIONS 3 AND 4)

    To be completed ONLY if the Exchange First Collateral
    Trust Bonds and/or any non-tendered or non-exchanged
    Original First Collateral Trust Bonds are to be issued in the name of someone other than the holder of the Original First Collateral Trust Bonds whose name(s) appear(s) above.

    Issue:
    [ ]  Exchange First Collateral Trust Bonds to:
    [ ]  Non-tendered or non-exchanged Original First
         Collateral Trust Bonds to:

     Name -------------------------------------------------
                         (PLEASE PRINT)
    Address -----------------------------------------------

    --------------------------------------------------------

    --------------------------------------------------------
                       (INCLUDE ZIP CODE)

    --------------------------------------------------------
      (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

    --------------------------------------------------------
               (TELEPHONE NUMBER, WITH AREA CODE)
----------------------------------------------------------------

----------------------------------------------------------------
                 SPECIAL ISSUANCE INSTRUCTIONS
                   (SEE INSTRUCTIONS 3 AND 4)

    To be completed ONLY if the Exchange First Collateral
    Trust Bonds and/or non-tendered or non-exchanged
    Original First Collateral Trust Bonds are to be sent to someone other than the registered holder of the Original
    First Collateral Trust Bonds whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

    Issue:
    [ ]  Exchange First Collateral Trust Bonds to:
    [ ]  Non-tendered or non-exchanged Original First
         Collateral Trust Bonds to:

     Name -------------------------------------------------
                         (PLEASE PRINT)
    Address -----------------------------------------------

    --------------------------------------------------------

    --------------------------------------------------------
                       (INCLUDE ZIP CODE)

    --------------------------------------------------------
      (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

    --------------------------------------------------------
               (TELEPHONE NUMBER, WITH AREA CODE)
----------------------------------------------------------------

                                SEE INSTRUCTIONS

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and First Collateral Trust Bonds; Guaranteed Delivery Procedures. A holder of Original First Collateral Trust Bonds may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Original First Collateral Trust Bonds being tendered, and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

     Holders of Original First Collateral Trust Bonds may tender Original First Collateral Trust Bonds by book-entry transfer by crediting the Original First Collateral Trust Bonds to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Original First Collateral Trust Bonds acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Original First Collateral Trust Bonds all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL FIRST COLLATERAL TRUST BONDS AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. RATHER THAN MAIL THESE ITEMS, THE COMPANY RECOMMENDS THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF DELIVERY IS BY MAIL, IT IS SUGGESTED THAT CERTIFIED OR REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO ORIGINAL FIRST COLLATERAL TRUST BONDS OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR OTHER NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR THEM.

     Holders whose Original First Collateral Trust Bonds are not immediately available or who cannot deliver their Original First Collateral Trust Bonds and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Original First Collateral Trust Bonds pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed notice of guaranteed delivery, by facsimile transmission, mail or hand delivery, setting forth the name and address of the holder, the principal amount of Original First Collateral Trust Bonds tendered, stating that the tender is being made thereby, and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal, or facsimile of this Letter of Transmittal, duly executed, together with a book-entry confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the properly completed and executed Letter of Transmittal, or facsimile thereof, as well as a book-entry confirmation, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the Expiration Date.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original First Collateral Trust Bonds for exchange.

     2. Partial Tenders and Withdrawal Rights. If less than the entire principal amount of Original First Collateral Trust Bonds, as the case may be, evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Original First Collateral Trust Bonds tendered in the box entitled "Description of Original First Collateral Trust Bonds Tendered." Original First Collateral Trust Bonds may be tendered only in increments of $1,000, provided that if any Original First Collateral Trust Bonds are tendered for exchange in part, the untendered amount thereof must be in increments of $1,000. A newly issued certificate for the Original First Collateral Trust Bonds submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Original First Collateral Trust Bonds delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

     To be effective with respect to the tender of Original First Collateral Trust Bonds, a written notice, which may be by telegram, telex, facsimile transmission or letter of withdrawal, must be received by the Exchange Agent at the address for the Exchange Agent set forth above. Any notice of withdrawal must (i) specify the name of the person who tendered the Original First Collateral Trust Bonds to be withdrawn; (ii) identify the Original First Collateral Trust Bonds to be withdrawn including the certificate number or numbers and principal amount of such Original First Collateral Trust Bonds; and
(iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee with respect to the Original First Collateral Trust Bonds register the transfer of the Original First Collateral Trust Bonds into the name of the person withdrawing the tender. If Original First Collateral Trust Bonds have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original First Collateral Trust Bonds and otherwise comply with DTC procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

     Any Original First Collateral Trust Bonds so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original First Collateral Trust Bonds which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original First Collateral Trust Bonds tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described above, such Original First Collateral Trust Bonds will be credited to an account with DTC for Original First Collateral Trust Bonds as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer). Properly withdrawn Original First Collateral Trust Bonds may be retendered by following one of the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

     3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Original First Collateral Trust Bonds tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Original First Collateral Trust Bonds tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Original First Collateral Trust Bonds registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original First Collateral Trust Bonds.

     When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original First Collateral Trust Bonds) of Original First Collateral Trust Bonds listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     Signatures on this Letter of Transmittal or a notice of withdrawal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), unless the Original First Collateral Trust Bonds tendered pursuant thereto are tendered: (i) by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Original First Collateral Trust Bonds listed, such Original First Collateral Trust Bonds must be endorsed by the registered holder with the signature guaranteed by an eligible institution or accompanied by proper documentation of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, and signed by the registered holder with the signature guaranteed by an Eligible Institution.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     4. Special Issuance and Delivery Instructions. Tendering holders should indicate, as applicable, the name and address to which the Exchange First Collateral Trust Bonds or certificates for Original First Collateral Trust Bonds not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Original First Collateral Trust Bonds by book-entry transfer may request that Original First Collateral Trust Bonds not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

     5. Transfer Taxes. Holders who tender their Original First Collateral Trust Bonds for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Company to register Exchange First Collateral Trust Bonds in the name of, or request that Original First Collateral Trust Bonds not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon. If satisfactory evidence of payment of such transfer taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     6. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     7. Mutilated, Lost, Destroyed or Stolen Certificates. Any holder whose Original First Collateral Trust Bonds have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

     8. Backup Withholding; Substitute Form W-9. U.S. federal income tax law generally requires a holder whose tendered First Collateral Trust Bonds are accepted for exchange to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Exchange First Collateral Trust Bonds may be subject to backup withholding.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding.
Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification

Number is completed, the Exchange Agent will withhold up to 30% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, up to 30% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original First Collateral Trust Bonds or of the last transferee appearing on the transfers attached to, or endorsed on, the Original First Collateral Trust Bonds. If the Original First Collateral Trust Bonds are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     9. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, company or other nominee.

     10. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original First Collateral Trust Bonds, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original First Collateral Trust Bonds for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original First Collateral Trust Bonds nor shall any of them incur any liability for failure to give any such notice.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF ORIGINAL FIRST COLLATERAL TRUST BONDS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                             TO BE COMPLETED BY ALL
                             TENDERING BONDHOLDERS
                              (SEE INSTRUCTION 8)

               PAYOR'S NAME: U.S. BANK TRUST NATIONAL ASSOCIATION

------------------------------------------------------------------------------------------------------------------------

            SUBSTITUTE                                                            -------------------------------------
             FORM W-9               PART 1 -- PLEASE PROVIDE YOUR TIN AT THE BOX   Social Security Number or Employer
    DEPARTMENT OF THE TREASURY      AT RIGHT AND CERTIFY BY SIGNING AND DATING            Identification Number
   INTERNAL REVENUE OF SERVICES     BELOW
                                                                                                 Part 2
                                                                                  -------------------------------------
                                                                                            Awaiting TIN [ ]
                                   ------------------------------------------------------------------------------------
                                    Certification -- Under the penalties of perjury, I certify that
                                    (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
PAYOR'S REQUEST FOR TAXPAYER        (2) I am not subject to backup withholding either because (i) I am exempt from
IDENTIFICATION NUMBER (TIN)             backup withholding, (ii) I have not been notified by the Internal Revenue
AND CERTIFICATION                       Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and
                                    (3) any other information provided on this form is true and correct.
------------------------------------------------------------------------------------------------------------------------
 You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the
 IRS that you are no longer subject to backup withholding.
 SIGNATURE
------------------------------------------------------------------------------------------------------------------------  DATE
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
           RESULT IN BACKUP WITHHOLDING OF AS MUCH AS 30% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, as much as 30% of all payments made to me on account of the Exchange First Collateral Trust Bonds shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and as much as 30% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.
Signature
-------------------------------------------------------------------- Date
----------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYOR. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payor. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

------------------------------------------------------------
                                         GIVE THE
                                         SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:         NUMBER OF--
------------------------------------------------------------
 1.  Individual                          The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under state law
 5.  Sole proprietorship                 The owner(3)
------------------------------------------------------------
------------------------------------------------------------
                                         GIVE THE EMPLOYER
                                         IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:         NUMBER OF--
------------------------------------------------------------
 6.  Sole proprietorship                 The owner(3)
 7.  A valid trust, estate, or pension   The legal entity(4)
     trust
 8.  Corporate                           The corporation
 9.  Association, club, religious,       The organization
     charitable, educational, or other
     tax-exempt organization account
10.  Partnership                         The partnership
11.  A broker or registered nominee      The broker or
                                         nominee
12.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

1. List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
2. Circle the minor's name and furnish the minor's social security number.
3. You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
4. List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE
      CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5. Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1-800-TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:
  - An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
  - The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
  - An international organization or any agency or instrumentality thereof.
  - A foreign government and any political subdivision, agency or instrumentality thereof.
OTHER PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING
PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
  - A corporation.
  - A financial institution.
  - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
  - A real estate investment trust.
  - A common trust fund operated by a bank under Section 584(a).
  - An entity registered at all times during the tax year under the Investment Company Act of 1940.
  - A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
  - A futures commission merchant registered with the Commodity Futures Trading Commission.
  - A foreign central bank of issue.
  PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
  - Payments to nonresident aliens subject to withholding under Section 1441.
  - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
  - Payments of patronage dividends not paid in money.
  - Payments made by certain foreign organizations.
  - Section 404(k) payments made by an ESOP.
  PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
  - Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the Payor.
  - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
  - Payments described in Section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under Section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage interest paid to you.

  Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

  EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE. Section 6109 requires you to provide your correct taxpayer identification number to payors, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold as much as 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a Payor. Certain penalties may also apply.

PENALTIES
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a Payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.